UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

Manitowoc Foodservice, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37548	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2277 Welbilt Boulevard
New Port Richey, FL 34655
(Address of principal executive offices including zip code)

(727) 375-7010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On August 11, 2016, the company issued a press release describing its results of operations for the three and six months ended June 30, 2016 and 2015. The press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit
	99.1	Manitowoc Foodservice, Inc. press release dated August 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANITOWOC FOODSERVICE, INC.
(Registrant)

DATE: August 11, 2016	/s/ John O. Stewart
John O. Stewart
Senior Vice President & Chief Financial Officer

MANITOWOC FOODSERVICE, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of August 11, 2016

Exhibit No.	Description	Furnished Herewith

99.1	Press Release dated August 11, 2016, regarding the earnings of Manitowoc Foodservice, Inc. for the three and six months ended June 30, 2016 and 2015.	X

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